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                                                                    EXHIBIT 99.1

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

Each of the undersigned hereby certifies, in his/her capacity as an officer of StarMedia Network, Inc. (the "Company"), for purposes of 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

- the Annual Report of the Company on Form 10-K/A for the period ended December 31, 2001 fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934; and

- the information contained in such report fairly presents, in all material respects, the financial condition and results of operation of the Company.

Dated: February 12, 2003


                          /s/ JOSE MANUEL TOST
                          --------------------
                          PRESIDENT


                          /s/ ANA M. LOZANO-STICKLEY
                          --------------------------
                          CHIEF FINANCIAL OFFICER